Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 9, 2018, among BGC PARTNERS, INC., a Delaware corporation (“BGC”), the Lenders (defined herein) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (defined herein).

RECITALS

WHEREAS, BGC, Newmark Group, Inc., a Delaware corporation (“SpinCo”), the Guarantors from time to time party thereto, each of the Persons identified as a “Lender” on the signature pages thereto and each other Person that became a lender in accordance with the Credit Agreement (together with their successors and assigns, the “Lenders”) and the Administrative Agent previously entered into that certain Credit Agreement dated as of September 8, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Acquisition Term Loan has been repaid in full and therefore, pursuant to Section 11.01(a)(vi) of the Credit Agreement, SpinCo has automatically been released as a Loan Party in all respects and BGC has been released as a Guarantor of the Obligations with respect to the Acquisition Term Loan;

WHEREAS, BGC has requested that the Lenders amend certain provisions of the Credit Agreement to, among other things, facilitate the spinoff of SpinCo from BGC; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)	Add the following new definition to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Newmark Distribution” means the distribution by BGC to its stockholders of all of the shares of SpinCo’s common stock owned by BGC, such that shares of SpinCo’s Class A common stock would be distributed to the holders of BGC’s Class A common stock and shares of SpinCo’s Class B common stock would be distributed to the holders of BGC’s Class B common stock.

“Newmark Spinoff” means the series of transactions whereby, as a result of the Newmark Distribution, the majority of SpinCo’s issued and outstanding shares of common stock will be held by the stockholders of BGC and SpinCo will no longer be a Subsidiary of BGC.

(b)	The definition of “Aggregate Revolving Commitments” is hereby amended to add the following sentence at the end of such definition:

On the date that is thirty (30) days after the occurrence of the Newmark Spinoff, the Aggregate Revolving Commitments shall automatically be reduced to an aggregate amount equal to $300,000,000, and each Lender’s Revolving Commitment shall be reduced on a pro rata basis as a result of such reduction in the Aggregate Revolving Commitments.

(c)	Section 6.14 of the Credit Agreement is deleted in its entirety.

(d)	Section 7.03(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) Indebtedness of SpinCo and its Subsidiaries (i) pursuant to the Mirror Debt, (ii) to the extent the proceeds of such Indebtedness are used to pay outstanding amounts under the Term Loan Facility and (iii) subject to the terms of Section 2.05(b)(i), to the extent that at the time of (and after giving effect to) the incurrence of such Indebtedness, the Newmark Leverage Ratio does not exceed 2.50:1.00;

(e)	Section 7.05(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Dispositions of Equity Interests of SpinCo pursuant to (i) an initial public offering which may result in SpinCo becoming a less than wholly-owned Subsidiary of BGC, (ii) the issuance of additional Equity Interests of SpinCo and/or (iii) the Newmark Distribution; and

(f)	Section 7.06 of the Credit Agreement is hereby amended by inserting as Section 7.06(d) the following:

“BGC may make the Newmark Distribution.”

(g)	Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Consolidated Net Worth. Consolidated Net Worth at any time to be less than the sum of (i) (A) with respect to any time prior to the date of the Newmark Spinoff, $1,400,000,000, (B) with respect to any time from the date of the Newmark Spinoff to the last date of the first fiscal quarter following the Newmark Spinoff, $575,000,000 and (C) with respect to any time following the first fiscal quarter following the Newmark Spinoff, the greater of (x) $575,000,000 and (y) 75% of the actual Consolidated Net Worth as of the last date of the first fiscal quarter following the Newmark Spinoff, plus, in each case (ii) an amount equal to (x) 50% multiplied by (y) the Net Cash Proceeds received by BGC or its Subsidiaries from the issuance and sale of Equity Interests of BGC or any of its Subsidiaries after the Closing Date, other than Equity Issuances pursuant to BGC’s at-the-market controlled equity offering program (at the market shelf) intended to offset share repurchases, redemptions, exchanges and other payments in connection with compensation plans or arrangements or from current or former employees and partners or their estates or from directors, consultants or charities, in each case consistent with historic practices.

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2. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) It has taken all necessary corporate or other organization action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, BGC of this Agreement or any other Loan Document other than those that have already been obtained and are in full force and effect.

(d) After giving effect to this Amendment, the representations and warranties of BGC and each Guarantor contained in Article V of the Credit Agreement are true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representation and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they were true and correct in all respects) as of such earlier date.

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3. Second Amendment Effective Date Conditions. This Amendment shall become effective upon satisfaction or waiver of the following conditions (such date, the “Second Amendment Effective Date”):

(a) After giving effect to this Amendment, no Event of Default shall exist.

(b) Receipt by the Administrative Agent of a copy of this Amendment duly executed by BGC, the Required Lenders and the Administrative Agent.

For purposes of determining compliance with the conditions specified in this Amendment, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

4. Miscellaneous.

(a) Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by all terms of this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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(b) Loan Document; Entirety; Further Assurances. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. BGC agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

(c) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) GOVERNING LAW; Jurisdiction; Waiver of Jury Trial; Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(e) Costs and Expenses. BGC shall pay all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

BGC PARTNERS, INC., a Delaware corporation

By:	/s/ Steven McMurray
Name:	Steven McMurray
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Paley Chen
	Name:	Paley Chen
	Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Sherman M Wong
	Name:	Sherman M Wong
	Title:	Director

SECOND AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Wallace Lo
Name:	Wallace Lo
Title:	Duly Authorized Signatory

SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Marina Donskaya
Name:	Marina Donskaya
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alaa Shraim
Name:	Alaa Shraim
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

SECOND AMENDMENT TO CREDIT AGREEMENT

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH

By:	/s/ Letian Yan
Name:	Letian Yan
Title:	Relationship Manager

By:	/s/ Shulin Peng
Name:	Shulin Peng
Title:	MD, Head of Financial Institutions

SECOND AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Liliana Huerta Correa
Name:	Liliana Huerta Correa
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

BANKUNITED, N.A.

By:	/s/ Paul Ferrara
Name:	Paul Ferrara
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

STIFEL BANK & TRUST

By:	/s/ Jeff Rombach
Name:	Jeff Rombach
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK

By:	/s/ Hichem Kerma
Name:	Hichem Kerma
Title:	Director

SECOND AMENDMENT TO CREDIT AGREEMENT